Exhibit HVI

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schedule A

to the Amended and Restated Shareholder Servicing Plan

dated June 1, 2017

Schwab Capital Trust

Fund	Shareholder Service Fee
Schwab Large-Cap Growth Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Core Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Dividend Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Small-Cap Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Hedged Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Health Care Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Balanced Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab International Core Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Target 2010 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2015 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2020 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2025 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2030 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2035 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2040 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab MarketTrack All Equity Portfolio – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab MarketTrack Growth Portfolio – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab MarketTrack Balanced Portfolio – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab MarketTrack Conservative Portfolio – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Laudus Small-Cap MarketMasters Fund – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Laudus Small-Cap MarketMasters Fund – Select Shares	An annual fee, payable monthly, of twenty one-hundredths of one percent (0.20%) of the Fund’s average daily net assets
Laudus International MarketMasters Fund – Investor Shares	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Laudus International MarketMasters Fund – Select Shares	An annual fee, payable monthly, of twenty one-hundredths of one percent (0.20%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Moderate Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Enhanced Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Maximum Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2045 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2050 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2055 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2060 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2010 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2010 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2015 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2015 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2020 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets

Schwab Target 2020 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2025 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2025 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2030 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2030 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2035 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2035 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2040 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2040 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2045 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2045 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2050 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2050 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2055 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2055 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2060 Index Fund – Investor Shares	An annual fee, payable monthly, of five one-hundredths of one percent (0.05%) of the Fund’s average daily net assets
Schwab Target 2060 Index Fund – Institutional Shares	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

Schwab Investments

Fund	Shareholder Service Fee
Schwab Short-Term Bond Market Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Total Bond Market Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets

Schwab GNMA Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Intermediate-Term Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Tax-Free Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab California Tax-Free Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Global Real Estate Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets